UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 12, 2024

Citius Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41534	99-4362660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor, Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 967-6677

420 Lexington Avenue, Suite 2446

New York, NY 10170

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTOR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously reported in the Current Report on Form 8-K filed by Citius Oncology, Inc., a Delaware corporation (the “Company”), on August 16, 2024 (the “Original Report”), on August 12, 2024 (the “Closing Date”), the Company completed the previously announced business combination (the “Closing”) pursuant to that certain Agreement and Plan of Merger and Reorganization, dated as of October 23, 2023, by and among Citius Pharmaceuticals, Inc., a Nevada corporation, Citius Oncology Sub, Inc., a Delaware corporation (“SpinCo”), TenX Keane Acquisition, a Cayman Islands exempted company (“TenX”, now Citius Oncology, Inc., a Delaware corporation) and TenX Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of TenX, and the related transaction documents described therein (the “Business Combination”).

As used in this Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”), unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” “we,” “us,” and “our” refer to Citius Oncology, Inc., formerly named TenX Keane Acquisition.

In accordance with “reverse acquisition” accounting treatment, TenX’s historical financial statements as of period ends, and for periods ended, prior to the closing of the Business Combination have been replaced with the historical financial statements of SpinCo prior to the Closing, and will be in all future filings with the SEC.

In connection with the Closing, as previously disclosed in the Original Report, the Registrant changed its fiscal year end from December 31 to September 30, effective as of August 14, 2024, SpinCo’s fiscal year end prior to the Business Combination.

This Amendment No. 1 to the Original Report is being filed for the purpose of amending the disclosure required by Item 2.01 — Completion of Acquisition or Disposition of Assets under “Form 10 Information — Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk” and the historical financial statements provided under Item 9.01 — Financial Statements and Exhibits in the Original Report to include:

(i)	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and nine months ended June 30, 2024;

(ii)	the unaudited balance sheets as of June 30, 2024 and September 30, 2023, the unaudited statements of operations for the three and nine months ended June, 2024 and 2023, the unaudited statements of changes in shareholders’ equity for the three and nine months ended June 30, 2024 and 2023, and the unaudited statements of cash flows for the nine months ended June 30, 2024 and 2023; and

(iii)	the unaudited pro forma condensed combined financial information of SpinCo and the Company as of and for the six months ended June 30, 2024 and year ended December 31, 2024.

Except as described above, no other changes have been made to the Original Report and this Amendment No. 1 does not modify or update any other information in the Original Report. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

FINANCIAL INFORMATION

Reference is made to the disclosure set forth in Item 9.01 of this Amendment No. 1 concerning the financial information of the Company and such information is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information set forth in Exhibit 99.2 to this Amendment No. 1 is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information set forth in sections (a), (b) and (d) of Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

Included as Exhibit 99.1 and incorporated herein by reference are the unaudited financial statements of SpinCo as of and for the nine months ended June 30, 2024 and 2023.

Included as Exhibit 99.2 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results for the three and nine months ended June 30, 2024.

(b)  Unaudited Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of SpinCo and the Company as of and for six months ended June 30, 2024 and the year ended December 31, 2023 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Unaudited Financial Statements of SpinCo as of and for the Nine Months Ended June 30, 2024 and 2023.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Three and Nine Months Ended June 30, 2024.

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the Six Months Ended June 30, 2024 and 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2024

CITIUS ONCOLOGY, INC.

By:	/s/ Leonard Mazur
Name:	Leonard Mazur
Title:	Chief Executive Officer (Principal Executive Officer)

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